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                                                                   EXHIBIT (n(6)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3
                                   SCHEDULE A
                          MINIMUM INITIAL INVESTMENTS


                                                                  MINIMUM INITIAL
CLASS N SHARES                                                       INVESTMENT
--------------                                                    ----------------
Aston/Montag & Caldwell Growth Fund                                    $2,500
Aston/Montag & Caldwell Balanced Fund                                  $2,500
Aston/ABN AMRO Growth Fund                                             $2,500
Aston/Optimum Mid Cap Fund                                             $2,500
Aston Balanced Fund                                                    $2,500
Aston/TCH Fixed Income Fund                                            $2,500
Aston/TCH Investment Grade Bond Fund                                   $2,500
Aston/McDonnell Municipal Bond Fund                                    $2,500
Aston/ABN AMRO Investor Money Market Fund                              $2,500
Aston/Veredus Aggressive Growth Fund                                   $2,500
Aston/Veredus SciTech Fund                                             $2,500
Aston/TAMRO Large Cap Value Fund                                       $2,500
Aston/TAMRO Small Cap Fund                                             $2,500
Aston Value Fund                                                       $2,500
Aston/Veredus Select Growth Fund                                       $2,500
Aston/ABN AMRO Real Estate Fund                                        $2,500
Aston/River Road Dynamic Equity Income Fund                            $2,500
Aston/River Road Small Cap Value Fund                                  $2,500
Aston/Optimum Large Cap Opportunity Fund                               $2,500
Aston/River Road Small-Mid Cap Fund                                    $2,500
Aston/Resolution Global Equity Fund                                    $2,500
Aston/ABN AMRO Global Real Estate Fund                                 $2,500
Aston/Montag & Caldwell Mid Cap Growth Fund                            $2,500
Aston/ClariVest Mid Cap Growth Fund                                    $2,500
Aston/Barings International Fund*                                      $2,500
Aston/Cardinal Mid Cap Value Fund                                      $2,500
Aston/SGA International Small-Mid Cap Fund                             $2,500
Aston/Smart Allocation ETF Fund                                        $2,500
Aston/MB Enhanced Equity Income Fund                                   $2,500

                                                                  MINIMUM INITIAL
CLASS I SHARES                                                      INVESTMENT
---------------                                                   ---------------
Montag & Caldwell Growth Fund                                        $5 million
Montag & Caldwell Balanced Fund                                      $1 million
Aston/TCH Fixed Income Fund                                          $2 million
Aston/ABN AMRO Growth Fund                                           $5 million
Aston Balanced Fund*                                                 $5 million
Aston/Veredus Aggressive Growth Fund                                 $2 million
ABN AMRO Treasury Money Market Fund                                  $1 million
ABN AMRO Government Money Market Fund                                $1 million
ABN AMRO Tax-Exempt Money Market Fund                                $1 million
ABN AMRO Money Market Fund                                           $1 million

Aston/TCH Investment Grade Bond Fund                                 $1 million
Aston/Optimum Mid Cap Fund                                           $2 million
Aston/TAMRO Small Cap Fund                                           $2 million
Aston/ABN AMRO Real Estate Fund                                      $2 million
Aston Value Fund                                                     $2 million
Aston/Veredus Select Growth Fund                                     $2 million
Aston/River Road Small Cap Value Fund                                $1 million
Aston/River Road Dynamic Equity Income Fund                          $1 million
Aston/River Road Small-Mid Cap Fund                                  $1 million
Aston/Neptune International Fund                                     $1 million
Aston/Barings International Fund                                     $1 million

                                                                   MINIMUM INITIAL
CLASS S SHARES                                                       INVESTMENT
---------------                                                    ---------------
ABN AMRO Treasury Money Market Fund                                    $2,500
ABN AMRO Government Money Market Fund                                  $2,500
ABN AMRO Tax-Exempt Money Market Fund                                  $2,500
ABN AMRO Money Market Fund                                             $2,500

                                                                   MINIMUM INITIAL
CLASS R SHARES                                                       INVESTMENT
---------------                                                    ---------------
Aston/Montag & Caldwell Growth Fund                                    $2,500
Aston/ABN AMRO Growth Fund                                             $2,500

                                                                   MINIMUM INITIAL
CLASS Y SHARES                                                       INVESTMENT
---------------                                                    ---------------
ABN AMRO Institutional Prime Money Market Fund                       $5 million

                                                                   MINIMUM INITIAL
CLASS YS SHARES                                                      INVESTMENT
---------------                                                    ---------------
ABN AMRO Institutional Prime Money Market Fund                       $5 million

*Currently, not an active class for this Fund

Originally Adopted:  March 15, 2001
As Amended:  December 20, 2001
As Amended:  March 21, 2002
As Amended:  June 20, 2002
As Amended:  September 19, 2002
As Amended:  February 17, 2003
As Amended:  March 20, 2003
As Amended:  June 17, 2004
As Amended:  September 28, 2004
As Amended:  June 16, 2005
As Amended: March 16, 2006
As Amended: September 21, 2006
As Amended: February 19, 2007
As Amended: March 22, 2007
As Amended: June 21, 2007
As Amended: September 20, 2007
As Amended: December 20, 2007